                                                                    Exhibit 10.2

                            INDEMNIFICATION AGREEMENT
                            -------------------------


     INDEMNIFICATION AGREEMENT, dated as of this 1st day of March, 2001, by and between PC-EPhone, Inc., a Nevada corporation (the "Company"), and the director and/or officer whose name appears on the signature page of this Agreement ("Indemnitee").

                                   RECITALS
                                   --------

     A. Highly competent persons are becoming more reluctant to serve as directors or officers or in other capacities unless they are provided with reasonable protection through insurance or indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the corporations.

     B. The Board of Directors of the Company (the "Board" or the "Board of Directors") has determined that the Company should act to assure its directors and officers that there will be increased certainty of such protection in the future.

     C. It is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified.

     D. Indemnitee is willing to serve, to continue to serve and to take on additional service for or on behalf of the Company on the condition that Indemnitee be so indemnified.

                                  AGREEMENT
                                  ---------

     In consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

     1.  Definitions.  For purposes of this Agreement:
         -----------

     (a) "Affiliate" shall mean any corporation, partnership, joint venture, trust or other enterprise in respect of which the Indemnitee is or was or will be serving as a director, officer, advisory director or Board Committee member at the request of the Company, and including, but not limited to, any employee benefit plan of the Company or any of the foregoing.

     (b) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

     (c) "Expenses" shall include all attorneys' fees and costs, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses incurred in connection with asserting or defending claims.

     (d) "Independent Counsel" shall mean a law firm or lawyer that neither is presently nor in the past five years has been retained to represent: (i) the Company or Indemnitee in any matter material to any such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any firm or person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing any of the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement. All Expenses of the Independent Counsel incurred in connection with acting pursuant to this Agreement shall be borne by the Company.

     (e) "Losses" shall mean all losses, claims, liabilities, judgments, fines, penalties and amounts paid in settlement in connection with any Proceeding.

     (f) "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative; provided,
                                                                     --------
however, that the term "Proceeding" shall include any action instituted by an
-------
Indemnitee (other than an action to enforce indemnification rights under this Agreement) only if such action is authorized by the Board of Directors.

     2.  Service by Indemnitee.  Indemnitee agrees to begin or continue to serve
            ---------------------
the Company or an Affiliate as a director and/or officer. Notwithstanding anything contained herein, this Agreement shall not create a contract of employment between the Company and Indemnitee, and the termination of Indemnitee's relationship with the Company or an Affiliate by either party hereto shall not be restricted by this Agreement.

     3.  Indemnification.  The Company agrees to indemnify Indemnitee for, and
            ---------------
hold Indemnitee harmless from and against, any Losses or Expenses at any time incurred by or assessed against Indemnitee arising out of or in connection with the service of Indemnitee as a director, advisory director, Board Committee member, officer, employee or agent of the Company or of an Affiliate (collectively referred to as an "Officer or Director of the Company or of an Affiliate"), whether the basis of such proceeding is alleged action in an official capacity or in any other capacity while serving as an Officer or Director of the Company or of an Affiliate, to the fullest extent permitted by the laws of the State of Nevada in effect on the date hereof or as such laws may from time to time hereafter be amended to increase the scope of such permitted indemnification. Without diminishing the scope of the indemnification provided by this Section 3, the rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights set forth hereinafter.

     4.  Action or Proceeding Other Than an Action by or in the Right of the
         -------------------------------------------------------------------
Company.  Indemnitee shall be entitled to the indemnification rights provided
-------
herein if Indemnitee is a person who was or is made a party or is threatened to be made a party to any pending, completed or threatened Proceeding, other than an action by or in the right of the Company, by reason of (a) the fact that Indemnitee is or was an Officer or Director of the Company or of an Affiliate or
(b) anything done or not done by Indemnitee in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against Losses or Expenses incurred by Indemnitee or on Indemnitee's behalf in connection with any Proceeding, if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

     5.  Actions by or in the Right of the Company. Indemnitee shall be entitled
         -----------------------------------------
to the indemnification rights provided herein if Indemnitee is a person who was or is made a party or is threatened to be made a party to any pending, completed or threatened Proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of (a) the fact that Indemnitee is or was an Officer or Director of the Company or of an Affiliate or (b) anything done or not done by Indemnitee in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against Losses or Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection with any Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company. Notwithstanding the foregoing provisions of this Section, no such indemnification shall be made in respect of any claim, issue or matter as to which Nevada law expressly prohibits such indemnification by reason of an adjudication of liability of Indemnitee to the Company; provided, however, that
                                                        --------  -------
in such event such indemnification shall nevertheless be made by the Company to the extent that the court in which such action or suit was brought shall determine equitable under the circumstances.

     6.  Indemnification for Losses and Expenses of Party Who is Wholly or
         -----------------------------------------------------------------
Partly Successful.  Notwithstanding any provision of this Agreement, to the
-----------------
extent that Indemnitee has been wholly successful on the merits or otherwise absolved in any Proceeding on any claim, issue or matter, Indemnitee shall be indemnified against all Losses or Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company agrees to indemnify Indemnitee, to the maximum extent permitted by law, against all Losses and Expenses incurred by Indemnitee in connection with each successfully resolved claim, issue or matter. In any review or Proceeding to determine the extent of indemnification, the Company shall bear the burden of proving any lack of success and which amounts sought in indemnity are allocable to claims, issues or matters which were not successfully resolved. For purposes of this Section and without limitation, the termination of any such claim, issue or matter by dismissal with or without prejudice shall be deemed to be a successful resolution as to such claim, issue or matter.

     7.  Payment for Expenses of a Witness.  Notwithstanding any other provision
         ---------------------------------
of this Agreement, to the extent that Indemnitee is, by reason of the fact that Indemnitee is or was an Officer or Director of the Company or of an Affiliate, a witness in any Proceeding, the Company agrees to pay to Indemnitee all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

     8.  Advancement of Expenses and Costs.  All Expenses incurred by or on
         ---------------------------------
behalf of Indemnitee (or reasonably expected by Indemnitee to be incurred by Indemnitee within three months) in connection with any Proceeding shall be paid promptly by the Company, and in any event in advance of the final disposition of such Proceeding within sixty days after the receipt by the Company of a statement or statements from Indemnitee requesting from time to time such advance or advances, whether or not a determination to indemnify has been made under Section 9. Such statement or statements shall evidence such Expenses incurred (or reasonably expected to be incurred) by Indemnitee in connection therewith and shall include or be accompanied by a written undertaking by or on behalf of Indemnitee to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified therefor pursuant to the terms of this Agreement. The right to indemnification of advances as granted by this
Section 8 shall be enforceable by the director or officer in any court of competent jurisdiction, if the Company denies such request, in whole or in part, or if no disposition thereof is made within 60 days. Such person's costs and expenses incurred in connection with successfully establishing his/her right to indemnification, in whole or in part, in any such action shall also be indemnified by the Company. It shall be a defense to any such action seeking an adjudication or award in arbitration pursuant to this Agreement (other than an action brought to enforce a claim for the advance of costs, charges and expenses under this Section 8 where the required undertaking, if any, has been received by the Company) that the claimant has not met the standard of conduct set forth in the Nevada General Corporation Law, as the same exists or hereafter may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he/she has met the applicable standard of conduct set forth in the Nevada General Corporation Law, as the same exists or hereafter may be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights that said law permitted the Company to provide prior to such amendment), nor the fact that there has been an actual determination by the Company (including its Board of Directors, its independent legal counsel and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     9.  Procedure for Determination of Entitlement to Indemnification.  (a)
         -------------------------------------------------------------
When seeking indemnification under this Agreement (which shall not include in any case the right of Indemnitee to receive payments pursuant to Section 7 and
Section 8 hereof, which shall not be subject to this Section 9), Indemnitee shall submit a written request for indemnification to the Company. Such request shall include documentation or information which is reasonably necessary for the Company to make a determination of Indemnitee's entitlement to indemnification hereunder and which is reasonably available to Indemnitee. Determination of Indemnitee's entitlement to indemnification shall be made promptly, but in no event later than 60 days after receipt by the Company of Indemnitee's written request for indemnification. The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise the Board that Indemnitee has made such request for indemnification.

     (b) The entitlement of Indemnitee to indemnification under this Agreement in respect of any pending, contemplated or threatened Proceeding shall be determined in the specific case by (a) the Board of Directors by a majority vote of a quorum consisting of those directors who were not party to such Proceeding, or (b) if such qourum is not obtainable, or if a quorum of disinterested directors so directs, by Independent Counsel in a written opinion, or (c) by the stockholders.

     (c) In the event the determination of entitlement is to be made by Independent Counsel, such Independent Counsel shall be selected by the Board and approved by Indemnitee. Upon failure of the Board to so select such Independent Counsel or upon failure of Indemnitee to so approve of the choice thereof, such Independent Counsel shall be selected by a neutral third party mutually agreeable among the Board and the Indemnitee to make such selection.

     (d) If the determination made pursuant to Section 9(b) is that Indemnitee is not entitled to indemnification to the full extent of Indemnitee's request, Indemnitee shall have the right to seek entitlement to indemnification in accordance with the procedures set forth in Section 10 hereof.

     (e) If the person or persons empowered pursuant to Section 9(b) hereof to make a determination with respect to entitlement to indemnification shall have failed to make the requested determination within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent (i) misrepresentation by Indemnitee of a material fact in the request for indemnification or (ii) a final judicial determination that all or any part of such indemnification is expressly prohibited by law.

     (f) The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of
                              ---------------
itself, adversely affect the rights of Indemnitee to indemnification hereunder, except as may be specifically provided herein, or create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or create a presumption that (with respect to any criminal action or Proceeding) Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

     (g) For purposes of any determination of good faith hereunder, Indemnitee shall be deemed to have acted in good faith if in taking an action Indemnitee relied on the records or books of account of the Company or an Affiliate, including financial statements, or on information supplied to Indemnitee by the officers of the Company or an Affiliate in the course of their duties, or on the advice of legal counsel for the Company or an Affiliate or on information or records given or reports made to the Company or an Affiliate by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or an Affiliate. The Company shall have the burden of establishing the absence of good faith. The provisions of this
Section 9(g) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

     (h) The knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company or an Affiliate shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

     10. Remedies in Cases of Determination Not to Indemnify or to Advance
         -----------------------------------------------------------------
Expenses. (a)  In the event that (i) a determination is made that Indemnitee is
--------
not entitled to indemnification hereunder, (ii) advances are not made pursuant to Section 8 hereof or (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to Section 9 hereof, Indemnitee shall be entitled to seek an adjudication in an appropriate court of the State of Nevada or any other court of competent jurisdiction as to Indemnitee's entitlement to such indemnification or advance.

     (b) In the event a determination has been made in accordance with the procedures set forth in Section 9 hereof, in whole or in part, that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration referred to in paragraph (a) of this Section 10 shall be de novo and Indemnitee
                                                         -- ----
shall not be prejudiced by reason of any such prior determination that Indemnitee is not entitled to indemnification, and the Company shall bear the burdens of proof specified in paragraphs 6 and 9 hereof in such proceeding.

     (c) If a determination is made or deemed to have been made pursuant to the terms of Section 9 or 10 hereof that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration in the absence of (i) a misrepresentation of a material fact by Indemnitee or (ii) a final judicial determination that all or any part of such indemnification is expressly prohibited by law.

     (d) The Company and Indemnitee agree that they shall be precluded from asserting that the procedures and presumptions of this Agreement are not valid, binding and enforceable. The Company and Indemnitee further agree to stipulate in any such court that the Company and Indemnitee are bound by all of the provisions of this Agreement and are precluded from making any assertion to the contrary.

     (e) To the extent deemed appropriate by the court, interest shall be paid by the Company to Indemnitee at a rate equal to the average Federal Funds rate in effect during the period commencing with the date on which Indemnitee requested indemnification (or reimbursement or advance of an Expense) and ending with the date on which such payment is made to Indemnitee by the Company (the "Interest Period") as published by the Wall Street Journal plus four percent 4% and shall apply to all amounts for which the Company indemnifies or is obliged to indemnify the Indemnitee over the duration of the Interest Period.

     11. Expenses Incurred by Indemnitee to Enforce this Agreement.  All
         ---------------------------------------------------------
Expenses incurred by Indemnitee in connection with the preparation and submission of Indemnitee's request for indemnification hereunder shall be borne by the Company. In the event that Indemnitee is a party to or intervenes in any proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, Indemnitee, if Indemnitee prevails in whole in such action, shall be entitled to recover from the Company, and shall be indemnified by the Company against, any Expenses incurred by Indemnitee. If it is determined that Indemnitee is entitled to indemnification for part (but not all) of the indemnification so requested, Expenses incurred in seeking enforcement of such partial indemnification shall be reasonably prorated among the claims, issues or matters for which the Indemnitee is entitled to indemnification and for claims, issues or matters for which the Indemnitee is not so entitled.

     12. Non-Exclusivity.  The rights of indemnification and to receive advances
         ---------------
as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under or by reason of applicable law, any certificate of incorporation or by-laws, any agreement, any vote of stockholders or any resolution of directors or otherwise. To the extent Indemnitee would be prejudiced thereby, no amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by such Indemnitee in Indemnitee's position with the Company or an Affiliate or any other entity which Indemnitee is or was serving at the request of the Company prior to such amendment, alteration, rescission or replacement.

     13. Duration of Agreement.  This Agreement shall apply to any claim
         ---------------------
asserted and any Losses and Expenses incurred in connection with any claim asserted on or after the effective date of this Agreement and shall continue until and terminate upon the later of: (a) 10 years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described herein; or (b) one year after the final termination of all pending or threatened Proceedings of the kind described herein with respect to Indemnitee. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's spouse, assigns, heirs, devisee, executors, administrators or other legal representatives.

     14. Severability.  Should any part, term or condition hereof be declared
         ------------
illegal or unenforceable or in conflict with any other law, the validity of the remaining portions or provisions of this Agreement shall not be affected thereby, and the illegal or unenforceable portions of the Agreement shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions of this Agreement intact.

     15. Counterparts.  This Agreement may be executed in several counterparts,
         ------------
each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     16. Headings.  Section headings are for convenience only and do not control
         --------
or affect meaning or interpretation of any terms or provisions of this Agreement.

     17. Modification and Waiver.  No supplement, modification or amendment of
         -----------------------
this Agreement shall be binding unless executed in writing by each of the parties hereto.

     18. No Duplicative Payment.  The Company shall not be liable under this
         ----------------------
Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment (net of Expenses incurred in collecting such payment) under this Agreement, any insurance policy, contract, agreement or otherwise.

     19. Notices.  All notices, requests, demands and other communications
         -------
provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time when mailed in a registered or certified postpaid envelope in any general or branch office of the United States Postal Service or Canada Post, or sent by Federal Express or other similar overnight courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice or, if given by telecopier, when such telecopy is transmitted and the appropriate answer back is received.

     (a) If to Indemnitee, to the address appearing on the signature page hereof.

     (b)  If to the Company to:

          PC-EPhone, Inc.
          1388 - 885 West Georgia St.
          Vancouver, British Columbia, Canada V6C 3E8
          Attention: Corporate Secretary
          ---------

     20. GOVERNING LAW.  THE PARTIES AGREE THAT THIS AGREEMENT SHALL BE GOVERNED
          -------------
BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEVADA WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

     21. Entire Agreement.  Subject to the provisions of Section 12 hereof, this
         ----------------
Agreement constitutes the entire understanding between the parties and supersedes all proposals, commitments, writings, negotiations and understandings, oral and written, and all other communications between the parties relating to the subject matter of this Agreement. This Agreement may not be amended or otherwise modified except in writing duly executed by all of the parties. A waiver by any party of any breach or violation of this Agreement shall not be deemed or construed as a waiver of any subsequent breach or violation thereof.

                          [Signature Page Follows]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       PC-EPHONE, INC.


                                       By    /s/ Douglas Yee
                                         -----------------------------
                                       Name:     Douglas Yee
                                       Title:    President


                                       INDEMNITEE:


                                       By    /s/ Negar Towfigh
                                         -----------------------------
                                       Name:     Negar Towfigh
                                       Title:    Director, Secretary
                                       Address:  1403 Chippendale Road
                                                 West Vancouver, BC V7S 2N7